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Exhibit 10.2

AMENDMENT TO LOAN AGREEMENT

Dated as of December 3, 2002

in respect of

WYNN LAS VEGAS, LLC,

AMENDMENT
TO LOAN AGREEMENT

        AMENDMENT TO LOAN AGREEMENT (this "Amendment") dated as of December 3, 2002 is among Wynn Las Vegas, LLC, a Nevada limited liability company(the "Borrower"), Wells Fargo Bank Nevada, National Association, a national banking association, not in its individual capacity (except as specifically set forth herein), but solely as collateral agent (the "Collateral Agent"), and each of the Persons listed on the signature pages hereto as a Lender (each, a "Lender").

RECITALS:

        A.    The Borrower, the Collateral Agent, and the Lenders have heretofore entered into that certain Loan Agreement (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") dated as of October 30, 2002. Capitalized terms used, but not otherwise defined in this Amendment, shall have those meanings assigned to such terms in Appendix 1 to the Loan Agreement, as amended by this Amendment.

        B.    The parties hereto desire to amend the Loan Agreement.

        NOW, THEREFORE, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

SECTION 1.    AMENDMENTS TO LOAN AGREEMENT.

        Section 1.1.    Section 7.1(d) of the Loan Agreement shall be and is hereby amended in its entirety to read as follows:

          "(d)    Maintenance of Net Worth.    Permit the Consolidated Net Worth of the Borrower (i) at the first Quarterly Date to be less than the sum of (such sum, the "Required First Quarter Net Worth") $900,000,000 and (x) if Consolidated Net Income of the Borrower from the Document Closing Date through the first Quarterly Date is less than or equal to zero, 100% of such negative amount of such Consolidated Net Income or (y) if Consolidated Net Income from the Document Closing Date through the first Quarterly Date is greater than zero, 75% of the positive amount of such Consolidated Net Income and (ii) at any Quarterly Date subsequent to the first Quarterly Date to be less than the sum of the Required First Quarter Net Worth plus an amount equal to the sum of 75% of Consolidated Net Income of the Borrower for each fiscal quarter ending after the first Quarterly Date through such Quarterly Date."

        Section 1.2.    Section 7.8(e) of the Loan Agreement shall be and is hereby amended by deleting "Group 1 Entity" and substituting therefor "Wynn Group Entity".

        Section 1.3.    Section 7.9 of the Loan Agreement shall be and is hereby amended by deleting the "(i)" in the 13th line thereof and the "(a)" in the 16th line thereto.

        Section 1.4.    Section 7.10 of the Loan Agreement shall be and is hereby amended by deleting the period at the end of subparagraph (f) thereof and substituting therefor a semicolon and the word "and", and adding the following as a new subparagraph (g) thereto to read as follows:

          "(g) associated with the use of the Aircraft for any purpose not reasonably related to the Project or the Project-related Permitted Businesses of the Borrower, Las Vegas Jet or World Travel, in which case the Borrower, Las Vegas Jet or World Travel, as the case may be, shall be reimbursed promptly for all actual costs and expenses incurred by such Loan Party in connection with such use."

        Section 1.5.    Section 7.15 of the Loan Agreement shall be and is hereby amended by deleting "Subject to Sections 7.24 and 7.25," in the first line thereof.

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        Section 1.6.    Section 7.16(c) of the Loan Agreement shall be and is hereby amended in its entirety to read as follows:

          (c)  Amend, waive or otherwise change, or permit any amendment or waiver of, the terms of either the Intercompany Note or, except as provided in Section 9.2 of the Aircraft Security Agreement, the Aircraft Security Agreement or permit the termination thereof.

        Section 1.7.    Section 7.23 of the Loan Agreement shall be and is hereby amended by deleting "Administrative Agent" and substituting therefor "Collateral Agent".

        Section 1.8.    (a)    Appendix 1 of the Loan Agreement shall be and is hereby amended by amending and restating in their entirety the definitions of "Aircraft" and "Eurodollar Rate" to read as follows:

            "Aircraft" shall mean the Existing Aircraft and, after the Disposition of the Existing Aircraft in accordance with Section 7.5(p) of the Loan Agreement, the Replacement Aircraft in the event the Replacement Aircraft is acquired pursuant to Section 7.5(p)(iii)(B).

            "Eurodollar Rate" shall mean with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum equal to (a) the applicable London interbank offered rate per annum for deposits in Dollars appearing on Telerate Page 3750 as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period; or if no London interbank offered rate of such maturity then appears on Telerate Page 3750, then the rate equal to the London interbank offered rate per annum for deposits in Dollars maturing immediately before or immediately after such maturity, whichever is higher, as determined by the Collateral Agent from Telerate Page 3750; or if Telerate Page 3750 is not available, the applicable LIBO Rate for the relevant Interest Period shall be the rate per annum determined by the Collateral Agent to be the arithmetic average of the rates at which the Collateral Agent offers to place deposits in Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount of the aggregate outstanding principal amount of such Eurodollar Loan and having a maturity approximately equal to such Interest Period, divided (and rounded upward to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the "Eurocurrency Reserve Requirements."

          (b)  Appendix 1 of the Loan Agreement shall be and is hereby further amended by adding in alphabetical order the following definition of "Consolidated Interest Coverage Ratio" to read as follows:

            "Consolidated Interest Coverage Ratio" shall mean for any period, the ratio of (a) Consolidated EBITDA of the Borrower and its Subsidiaries for such period to (b) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period.

SECTION 2.    WAIVER.

        Notwithstanding the terms of Section 6.1(b) of the Loan Agreement, upon the effectiveness of this Amendment as set forth in Section 3 hereof, the failure of the Borrower to deliver the unaudited consolidated and consolidating balance sheets and the related unaudited consolidated and consolidating statements of income and of cash flows for the quarter ending September 30, 2002 within the time period and in the form required in such Section 6.1(b), shall not constitute a Default under the Loan Agreement; provided, that such balance sheets and statements of income and of cash flows for such quarter are delivered in the required form to the Collateral Agent and each Lender on or prior to December 15, 2002.

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SECTION 3.    EFFECTIVENESS.

        This Amendment shall become effective on December 3, 2002 (the "Effective Date") upon the satisfaction of the following conditions precedent:

          (a)  This Amendment and all other agreements and instruments related thereto shall have been duly authorized, executed and delivered by each of the parties thereto, shall be in form and substance satisfactory to each party thereto and an executed counterpart of each thereof shall have been received by each of the parties thereto. After giving effect to this Amendment, the Operative Documents shall be in full force and effect as to all parties and no Default or Event of Default shall have occurred or be continuing.

          (b)  Since October 30, 2002, there shall have been no Material Adverse Effect.

SECTION 4.    FEES AND EXPENSES.

        Borrower agrees to pay all the reasonable fees and expenses of the Collateral Agent and the Lenders (including the reasonable expenses of their respective counsel) in connection with the negotiation and preparation of this Amendment.

SECTION 5.    MISCELLANEOUS.

        Section 5.1.    Guarantor Obligations.    Each Guarantor hereby ratifies and affirms in all respects its obligations under its guaranty and acknowledges that such guaranty shall remain in full force and effect.

        Section 5.2.    Construction.    This Amendment shall be construed in connection with and as part of the Loan Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Loan Agreement are hereby ratified and shall be and remain in full force and effect.

        Section 5.3.    Headings and Table of Contents.    The headings of the Sections of this Amendment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof and any reference to numbered Sections, unless otherwise indicated, are to Sections of this Amendment.

        Section 5.4.    References.    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Loan Agreement without making specific reference to this Amendment but nevertheless all such references shall be deemed to include this Amendment unless the context otherwise requires.

        Section 5.5.    Counterparts.    This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment.

        Section 5.6.    Governing Law.    This Amendment shall be governed by and construed in accordance under the laws of the State of New York without regard to conflict of law principles (other than Title 14 of Article V of the New York General Obligation Law).

[Signature Pages begin on Next Page]

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        Executed and delivered as of this 3 day of December, 2002.

WYNN LAS VEGAS, LLC, a Nevada limited liability company, as the Borrower
By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member
	By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
		By:	/s/ MARC H. RUBINSTEIN
Name: Marc H. Rubinstein
Title: General Counsel & Secretary

        Accepted and agreed to as of the date last above written.

BANK OF AMERICA, N.A., as Lender
By	/s/ SCOTT FABER
Name: Scott Faber
Title: Managing Director

        Accepted and agreed to as of the date last above written.

BANK OF AMERICA, N.A., as Lender
By	/s/ PETER J. VITALE
Name: Peter J. Vitale
Title: Vice President

        Accepted and agreed to as of the date last above written.

SOCIETE GENERALE, as Lender
By	/s/ THOMAS K. DAY
Name: Thomas K. Day
Title: Managing Director

        Accepted and agreed to as of the date last above written.

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender
By	/s/ RICHARD J. O'NEILL
Name: Richard J. O'Neill
Title: Vice President Risk, Capital Funding Group

        Accepted and agreed to as of the date last above written.

THE CIT GROUP/EQUIPMENT FINANCING, INC., as Lender
By	/s/ FRANK O. YOUNG
Name: Frank O. Young
Title: Sr. Vice President

        Accepted and agreed to as of the date last above written.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender
By	/s/ GEORGE R. REYNOLDS
Name: George R. Reynolds
Title: Vice President

        Accepted and agreed to as of the date last above written.

BEAR, STEARNS CORPORATE LENDING INC., as Lender
By	/s/ VICTOR BULZACCHELLI
Name: Victor Bulzacchelli
Title: Authorized Signatory

        Accepted and agreed to as of the date last above written.

GMAC COMMERCIAL MORTGAGE CORPORATION, as Lender
By	/s/ JOHN HOPKINS
Name: John Hopkins
Title: Vice President

WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION, as Collateral Agent
By	/s/ NANCY M. DAHL
Name: Nancy M. Dahl
Title: Trust Officer

        Each of the undersigned hereby further confirms its continued guaranty of the obligations of the Borrower under the Loan Agreement, as amended hereby, pursuant to the terms of its guaranty on this 3 day of December, 2002.

WYNN RESORTS, LIMITED, a Nevada corporation
By	/s/ MARC H. RUBINSTEIN
Name: Marc H. Rubinstein
Title: Senior Vice President, General Counsel & Secretary
VALVINO LAMORE, LLC, a Nevada limited liability company,
By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
	By:	/s/ MARC H. RUBINSTEIN
Name: Marc H. Rubinstein
Title: Senior Vice President, General Counsel & Secretary
WYNN LAS VEGAS CAPITAL CORP., a Nevada corporation,
By:	/s/ MARC H. RUBINSTEIN
Name: Marc H. Rubinstein
Title: Secretary
PALO, LLC, a Delaware limited liability company,
By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member
	By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
			By:	/s/ MARC H. RUBINSTEIN
Name: Marc H. Rubinstein
Title: Senior Vice President, General Counsel & Secretary

DESERT INN WATER COMPANY, LLC, a Nevada limited liability company,
By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
	By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
By:
/s/ MARC H. RUBINSTEIN
Name: Marc H. Rubinstein
Title: Senior Vice President, General Counsel & Secretary
WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company,
By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
	By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
		By:	/s/ MARC H. RUBINSTEIN
Name: Marc H. Rubinstein
Title: Senior Vice President, General Counsel & Secretary
WYNN DESIGN & DEVELOPMENT, LLC, a Nevada limited liability company,
By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
	By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
		By:	/s/ MARC H. RUBINSTEIN
Name: Marc H. Rubinstein
Title: Senior Vice President, General Counsel & Secretary

WORLD TRAVEL, LLC, a Nevada limited liability company,
By:	WYNN LAS VEGAS, LLC, a Nevada limited liability company,
	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member
		By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
			By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
			By:	/s/ MARC H. RUBINSTEIN
Name: Marc H. Rubinstein
Title: Senior Vice President, General Counsel & Secretary
LAS VEGAS JET, LLC, a Nevada limited liability company,
By:	WYNN LAS VEGAS, LLC, a Nevada limited liability company,
	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member
		By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
			By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
			By:	/s/ MARC H. RUBINSTEIN
Name: Marc H. Rubinstein
Title: Senior Vice President, General Counsel & Secretary

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